Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: Feb 9, 2016
/s/ Jeffrey R. Brown
Jeffrey R. Brown

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 9th day of February, 2016, by Jeffrey R. Brown, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _____________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert C. Clark, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Robert C. Clark
Robert C. Clark

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Robert C. Clark, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/11, 2016
/s/ Lisa W. Hess
Lisa W. Hess

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2016, by Lisa W. Hess, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Edward M. Hundert, M.D.
Edward M. Hundert, M.D.

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lawrence H. Linden, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/8, 2016
/s/ Lawrence H. Linden
Lawrence H. Linden

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 9th day of February, 2016, by Lawrence H. Linden, who I have identified to be the person who signs herein.

/s/ Amy M. Tohn
NOTARY PUBLIC

My Commission Expires: 3/29/2018

Amy M. Tohn

Notary Public – State of New York

No. 01TO6219774

Qualified in New York County

Commission Expires: March 29, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: Feb. 7, 2016
/s/ Maureen O’Hara
Maureen O’Hara

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 7th day of February, 2016, by Maureen O’Hara, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: ______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Donald K. Peterson
Donald K. Peterson

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Donald K. Peterson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: ______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Sidney A. Ribeau, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Sidney A. Ribeau
Sidney A. Ribeau

State of New York	)
)ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Sidney A. Ribeau, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Dorothy K. Robinson
Dorothy K. Robinson

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Dorothy K. Robinson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: ______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David L. Shedlarz, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ David L. Shedlarz
David L. Shedlarz

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by David L. Shedlarz, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Ronald L. Thompson
Ronald L. Thompson

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Ronald L. Thompson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 10 Feb., 2016
/s/ Marta Tienda
Marta Tienda

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Marta Tienda, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn Notary Public – State of New York No. 01GL6181895 Qualified in Bronx County My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ James R. Chambers
James R. Chambers

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by James R. Chambers, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, Phillip Rollock, or William Forgione, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 2/10, 2016
/s/ Kim M. Sharan
Kim M. Sharan

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10th day of February, 2016, by Kim M. Sharan, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: _______________

Martha Irene Glenn

Notary Public – State of New York

No. 01GL6181895

Qualified in Bronx County

My Commission Expires March 14, 2016